             Morgan Stanley California Quality Municipal Securities
                          Item 77(O) 10F-3 Transactions
                         May 1, 2007 - October 31, 2007

                                                                   Amount of       % of      % of
                                         Offering     Total         Shares       Offering    Funds
    Security     Purchase/    Size of    Price of   Amount of      Purchased    Purchased    Total                      Purchased
    Purchased   Trade Date   Offering     Shares     Offering       By Fund      By Fund    Assets       Brokers           From

       LA         08/01/07       -     $105.88   $300,000,000.00 1,450,000.00     0.48%       1.15%         UBS          Goldman
   California                                                                                           Investment        Sachs
    Unified                                                                                                Bank,
     School                                                                                              Goldman,
    District                                                                                              Sachs &
   5.000% due                                                                                           Co., De La
    7/1/2013                                                                                            Rosa & Co.,
                                                                                                          Morgan
                                                                                                         Stanley &
                                                                                                       Incorporated,
                                                                                                          Stone &
                                                                                                        Youngberg
                                                                                                           LLC